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                        CITY BANK & TRUST OF SHREVEPORT

PROXY


    The undersigned hereby appoints Ron C. Boudreaux and R. A. Mackey or either of them acting in the absence of the other, as attorneys and proxies of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of City Bank & Trust of Shreveport ("CBT") to be held on December 17, 1997 at 4:00 p.m. local time at 6025 Line Avenue, Shreveport, Louisiana 71106 and at any adjournment or adjournments thereof and to vote all shares of stock of CBT held of record by the undersigned on the following matters:



1. Approval of the Agreement and Plan of Reorganization which provides for the merger of City Bank & Trust Company of Shreveport with a newly created wholly-owned subsidiary of First United Bancshares, Inc.


      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

2. In their discretion on such other matters as may properly come before the meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

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THIS PROXY WILL BE VOTED AS DIRECTED BUT, WHERE NO DIRECTION IS GIVEN, IT WILL
BE VOTED "FOR" APPROVAL OF THE AGREEMENT AND ELECTION. A COPY OF THE PROXY STATEMENT HAS BEEN RECEIVED BY THE UNDERSIGNED.

                                                  DATED:

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                                                  Signature

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                                                  Signature

                                                  PLEASE SIGN EXACTLY AS NAME(S)
                                                  APPEAR(S) HEREON AND RETURN
                                                  PROMPTLY IN THE ENCLOSED
                                                  ENVELOPE. WHEN SIGNING AS
                                                  ATTORNEY, EXECUTOR,
                                                  ADMINISTRATOR, TRUSTEE,
                                                  GUARDIAN OR CORPORATE
                                                  OFFICIAL, PLEASE GIVE YOUR
                                                  TITLE AS SUCH.

                                                  [ ] PLEASE CHECK IF YOU PLAN
                                                      TO ATTEND THIS MEETING.

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